UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – August 14, 2015

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        Entry into a Material Definitive Agreement

Amendment to 364-Day Credit Agreement

On August 14, 2015, Plains All American Pipeline, L.P. (the “Partnership”), entered into that certain First Amendment to 364-Day Credit Agreement (the “364-Day Amendment”) amending the terms of its 364-Day Credit Agreement dated January16, 2015 (the “364-Day Credit Agreement”), among the Partnership, as Borrower; Bank of America, N.A., as Administrative Agent; Citibank, N.A., JPMorgan Chase Bank N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents; DNB Bank ASA, New York Branch and Mizuho Bank, Ltd., as Co-Documentation Agents; the other Lenders party thereto; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners. Pursuant to the 364-Day Amendment, the Maturity Date of the 364-Day credit facility has been extended to August 12, 2016.  Terms used but not defined herein have the meanings assigned to them in the 364-Day Credit Agreement.

The above description of the 364-Day Amendment is qualified in its entirety by the terms of the 364-Day Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.03                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above in Item 1.01 is incorporated by reference herein.

ITEM 8.01        Other Events

Extension of Hedged Inventory Facility

Effective on and as of August 14, 2015, pursuant to Section 2.14 of that certain Third Amended and Restated Credit Agreement dated as of August 19, 2011 among Plains Marketing, L.P. and Plains Midstream Canada ULC (“PMC”), as Borrowers; the Partnership, as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (as amended, the “Hedged Inventory Facility”), each Lender under the Hedged Inventory Facility consented to an extension of such Lender’s Maturity Date for one additional year from the Existing Maturity Date. As a result, the Maturity Date of each Lender has been extended to August 16, 2018. Terms used but not defined herein have the meanings assigned to them in the Hedged Inventory Facility.

Extension of Revolving Credit Facility

Effective on and as of August 14, 2015, pursuant to Section 2.14 of that certain Credit Agreement dated as of August 19, 2011 among the Partnership and PMC, as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (as amended, the “Credit Agreement”), each Lender under the Credit Agreement consented to an extension of such Lender’s Maturity Date for one additional year from the Existing Maturity Date. As a result, the Maturity Date of each Lender has been extended to August 14, 2020. Terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

ITEM 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	–

First Amendment to 364-Day Credit Agreement dated August 14, 2015 among Plains All American Pipeline, L.P., as Borrower; Bank of America, N.A., as Administrative Agent; Citibank, N.A., JPMorgan Chase Bank N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents; DNB Bank ASA, New York Branch and Mizuho Bank, Ltd., as Co-Documentation Agents; the other Lenders party thereto; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: August 14, 2015	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President

INDEX TO EXHIBITS

Exhibit
No.	Description
10.1

First Amendment to 364-Day Credit Agreement dated August 14, 2015 among Plains All American Pipeline, L.P., as Borrower; Bank of America, N.A., as Administrative Agent; Citibank, N.A., JPMorgan Chase Bank N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents; DNB Bank ASA, New York Branch and Mizuho Bank, Ltd., as Co-Documentation Agents; the other Lenders party thereto; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.